Finance income and costs (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Finance income and costs
Interest income	$ 0	$ 7	$ 12
Foreign exchange gain		1,991	411
Change in fair value of share warrant obligations	10,080
Other income	79
Finance income - total	10,159	1,998	423
Interest expense	(91)	(45)	(96)
Bank charges	(320)	(175)	(87)
Foreign exchange loss	(2,809)
Finance costs - total	(3,220)	(220)	(183)
Net finance income	$ 6,939	$ 1,778	$ 240